Exhibit 99.2

MOLO SOLUTIONS ACQUISITION September 29, 2021

Forward Looking Statements

The following is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995: Certain statements and information contained in this presentation that are not based on historical facts may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Terms such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "foresee," "intend," "may," "plan," "predict," "project," "scheduled," "should," "would," and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management's beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: widespread outbreak of an illness or disease, including the COVID-19 pandemic and its effects, or any other public health crisis, as well as regulatory measures implemented in response to such events; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us; a failure of our information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data breach, and/or cybersecurity incidents; interruption or failure of third-party software or information technology systems or licenses; untimely or ineffective development and implementation of, or failure to realize potential benefits associated with, new or enhanced technology or processes, including the pilot test program at ABF Freight; the loss or reduction of business from large customers; the ability to manage our cost structure, and the timing and performance of growth initiatives; inability to close the contemplated MoLo acquisition in the anticipated timeframe or at all; the cost, integration, and performance of any recent or future acquisitions, including the MoLo acquisition, and the inability to realize the anticipated benefits of the acquisition within the expected time period or at all; the timing or amount of the earnout payments for the MoLo acquisition, if any; maintaining our corporate reputation and intellectual property rights; competitive initiatives and pricing pressures; increased prices for and decreased availability of new revenue equipment, decreases in value of used revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and develop employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight's collective bargaining agreement; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; governmental regulations; environmental laws and regulations, including emissions-control regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; self-insurance claims and insurance premium costs; potential impairment of goodwill and intangible assets; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers' access to adequate financial resources; seasonal fluctuations and adverse weather conditions; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation's public filings with the Securities and Exchange Commission (the "SEC").

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

ArcBest
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CONTINUING GROWTH MOMENTUM AND STRATEGY ADVANCEMENT AT ARCBEST 3 Year - to - Date September 2021 Revenue Growth (1) : Consolidated 32% Asset - Based 24% Asset - Light ArcBest 55% (2) Year - to - Date September 2021 Asset - Based Operating Ratio of 89.6% (3)  (As of 6/30/21) Cash Balance: $423M ($185M Net Cash) Debt Maintenance: 0.7X Debt to LTM EBITDAR (4) Total liquidity: $662M Focused hiring/retention initiatives in both Asset - Based and Asset - Light Increasing investments in Asset - Based equipment and real estate High customer retention levels (increases by 10 percentage points when multiple solutions are provided)  STRONG BUSINESS MOMENTUM  SOLID FINANCIAL POSITION  STRATEGIC PROGRESS See footnotes in Additional Information section of this presentation (3) and (4) reflect Non - GAAP results. See Reconciliations of GAAP to non - GAAP Financial Measures in the Additional Information s ection of this presentation.

1 Provides expanded access to truckload capacity partners 2 Accelerates growth of the Asset - Light business 3 Expands revenue opportunities 4 Enhances shareholder value 5 Strengthens shared culture of customer obsession 6 Accretive to earnings in the first full year of ownership ACQUISITION HIGHLIGHTS 4 4  +

ABOUT MOLO

Business Overview

- Founded in 2017
- One of the fastest growing truckload brokers in North America (120% YoY revenue growth[5])
- Prioritizes long-term shipper and carrier relationships
- Headquartered in Chicago with an office in Nashville

Brokerage Service Offerings

✓ Truckload
✓ Dedicated Capacity
✓ Dry Van
✓ Flatbed
✓ Refrigerated
✓ 24/7 Tracking
✓ GPS Integration

Key Leadership



Andrew Silver – *CEO*

- Previously served as Managing Director at Coyote Logistics
- 15 years of industry experience
- Entrepreneur of the Year 2021® Ernst & Young Midwest award winner



Matthew Vogrich – *President & COO*

- 4+ years of supply chain experience at IBM prior to founding MoLo
- Focused on driving MoLo's operational excellence
- Entrepreneur of the Year 2021® Ernst & Young Midwest award winner

Accolades

Inc. Best Workplaces 2021

Forbes 2021 Best Startup Employers

Built In 2021 Best Places To Work

Inc. 5000 2021 Fastest-Growing Private Companies

Top-ranked transportation and logistics company

ArcBest

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COMBINED COMPANY TO BENEFIT FROM ENHANCED SCALE

Leading Customer Delivery Platform in Growing Domestic Transportation Management Marketplace [$91 Billion*]

	ArcBest		MoLo	ArcBest + MoLo
Revenue(6)	**$1.2B** Asset-Light	**$2.3B** Asset-Based	**$600M** Asset-Light	**$4.1B**
Customers	**~30,000**		**~500**	**~30,500**
Employees	**~14,000**		**~500**	**~14,500**
Carriers	**~40,000**		**~45,000**	**~70,000** (Net of overlap)
Expertise	**Nearly 100-year history as a trusted logistics provider**		**TL brokerage and entrepreneurial mindset**	**Improved value proposition for customers, carriers, employees and shareholders**

*Source: Armstrong & Associates, as of August 2021

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TRANSACTION OVERVIEW

PRICE

- $235M at close (funded with ArcBest cash)
- Substantial earnout potential based on future adjusted EBITDA performance[7] (2023-2025)
- Treated as an asset purchase for tax purposes

TIMING

- Subject to regulatory clearances and customary closing conditions
- Transaction expected to close in 4Q 2021

INTEGRATION

- To be reported in the Asset-Light ArcBest segment with the ArcBest truckload brokerage business
- Leveraging of best practices and advancements in technologies across organizations

SYNERGIES & ACCRETION

- Substantial synergy opportunities, including revenue growth and economies of scale
- Accretive to earnings before acquisition-related amortization in the first full year of ownership (2022)
- Accretive to ArcBest returns on capital in the first full year of ownership (2022)

ArcBest

7

8 EARNOUT AGREEMENT Mutually aligns our respective interests in significantly growing our truckload brokerage and related capabilities over the long - term *Incremental Adjusted EBITDA (7) at 100% Target – 2023: $25 Million; 2024: $33 Million; 2025: $44 Million (millions, except %) Threshold Target* Maximum Adjusted EBITDA (7) % of Target 80% 100% 300% 2021 Initial Purchase Price $235 $235 $235 2022 No earnout No earnout No earnout 2023, 2024 and 2025 Cumulative Potential Earnout Payments $95 $215 $455 Total Cumulative Potential Consideration (including initial purchase price of $235) $330 $450 $690 2022 – Designated for integration of best practices with continued growth 2023, 2024, and 2025 annual earnout potential based on incremental adjusted EBITDA (7)  (8)

9 MOLO ACQUISITION ADVANCES STRATEGY 56% 44% 66% 34% ▪ Cash Balance: $423M ($ 185 M Net Cash) ▪ Debt Maintenance: 0.7X Debt to LTM EBITDAR (4) ▪ Total Liquidity: $662M • Cash Balance: $188M ($50M Net Debt ) • Debt Maintenance: 0.7X Debt to LTM EBITDAR (4) • Total Liquidity: $427M  $2.3B  $1.8B  Asset - Light  Asset - Based  $2.3B  $1.2B  Asset - Light  Asset - Based SOLID FINANCIAL POSITION BALANCED REVENUE MIX (6)  PRE - ACQUISITION  POST - ACQUISITION  (as of 6/30/21)  (Pro Forma as of 6/30/21)

MOLO ACQUISITION DELIVERS ON ARCBEST THREE-POINT STRATEGY*

1 Expand Revenue Opportunities

Deepen customer relationships

Secure new customers

✓

2 More Balanced Business Mix

Accelerate Asset-Light growth

Continue to grow Asset-Based business

✓

3 Optimize Cost Structure

Advance adoption of innovative technologies

✓

Enhanced Shareholder Value

ArcBest

*ArcBest's previously disclosed three-point strategy

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11 • Customer engagement focus: - Voice of the customer - Customer analytics • Online access to all ArcBest services through arcb.com • Robust API/EDI connectivity • Serving shippers and capacity providers in the channels they desire • Seamless access to multiple service options quoted on one shipment request • Pricing intelligence • Digital connectivity to capacity sources • Algorithmic matching of capacity sources to shipments • Asset - based optimization CUSTOMER EXPERIENCE ARCBEST CAPACITY MOLO ACQUISITION FURTHER ADVANCES OUR DIGITAL BUSINESS CAPABILITIES

1 Provides expanded access to truckload capacity partners 2 Accelerates growth of the Asset - Light business 3 Expands revenue opportunities 4 Enhances shareholder value 5 Strengthens shared culture of customer obsession 6 Accretive to earnings in the first full year of ownership ACQUISITION HIGHLIGHTS 12 12  +

13 ADDITIONAL INFORMATION

FOOTNOTES

The following footnotes apply throughout the presentation.

1) Preliminary, expected year-to-date revenue per day through September 30, 2021, compared to the same prior year period.
2) Represents the Asset-Light ArcBest segment (not including FleetNet).
3) Preliminary, expected year-to-date Asset-Based non-GAAP operating ratio through September 30, 2021. Reconciliations of GAAP to non-GAAP operating segment results will be provided in ArcBest's third quarter 2021 earnings press release. For year-to-date through September 30,2021, the Asset-Based GAAP operating ratio is expected to be 90.8%, which will be adjusted for the pre-tax innovative technology costs of $21.9 million associated with the freight handling pilot test program at ABF Freight, resulting in a non-GAAP operating ratio of 89.6%.
4) EBITDAR is defined as net income before interest, taxes, depreciation, amortization and rent ("EBITDAR"). See non-GAAP reconciliation on following slide.
5) MoLo's full year 2021 expected revenue compared to full year 2020 revenue.
6) ArcBest revenue based on last twelve months as of June 30, 2021 (before other revenues and intercompany eliminations). Asset-Light represents the combined revenues of our ArcBest and FleetNet operating segments. MoLo revenue based on expected full year 2021 revenue.
7) As related to this acquisition, adjusted EBITDA represents operating income adjusted for depreciation and amortization and the change in contingent consideration.
8) Under this agreement, potential earnout payments are based on incremental EBITDA improvements from the combined performance of the MoLo and ArcBest truckload brokerage businesses. The EBITDA amounts will be calculated on an adjusted basis including certain assumed cost allocations and reflects incremental improvements over pre-acquisition performance levels. The Proforma Brokerage Adjusted EBITDA amounts were negotiated between the parties solely for the purpose of determining the amount of future earnout payments and should not be used to determine the expected or actual future financial contributions of the combined truckload brokerage business of MoLo and ArcBest.

ArcBest

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15 RECONCILIATIONS OF GAAP TO NON - GAAP FINANCIAL MEASURES (Unaudited) Note: ArcBest Corporation reports its financial results in accordance with generally accepted accounting principles (“GAAP”) . H owever, management believes that certain non - GAAP performance measures utilized for internal analysis provides analysts, investors, and others the same information that we use in ternally for purposes of assessing our core operating performance and provides meaningful comparisons between current and prior period results, as well as important information re gar ding performance trends. Accordingly, using these measures improves comparability in analyzing our performance because it removes the impact of items from operating results th at, in management's opinion, do not reflect our core operating performance. Non - GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. These financial measures should not be construed as better measurements than operating income (loss), operating cash flow, net income (loss) or earnings (loss) per sha re, as determined under GAAP. Twelve Months Ended June 30, 2021 ArcBest Corporation - Consolidated ($ millions) Consolidated Adjusted EBITDAR Net Income $ 137.7 Interest and other related financing costs 10.1 Income tax provision 36.5 Depreciation and amortization 120.9 Amortization of share - based compensation 11.1 Amortization of actuarial losses of benefit plans and pension settlement expense (0.6) Rent expense 24.4 Consolidated Adjusted EBITDAR $ 340.1